Exhibit 99.1

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA FINANCIAL STATEMENT INFORMATION

On January 6, 2012, The New York Times Company (the “Company”) and certain of its subsidiaries completed the sale (the “Transaction”) of substantially all of the assets of the Company’s Regional Media Group, consisting of 16 regional newspapers, other print publications and related businesses (the “Business”), and all real, personal and mixed, tangible and intangible assets, properties and rights owned, leased and used in connection with the operation of the Business to Halifax Media Holdings LLC (the “Purchaser”), pursuant to the terms of an Asset Purchase Agreement (the “Agreement”) dated as of December 27, 2011.

The Company received cash consideration in the amount of $143 million, subject to certain working capital and other adjustments pursuant to the Agreement.

The unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 25, 2011 is based on the Company’s balance sheet as of September 25, 2011, after giving effect to the Transaction as if it had occurred as of September 25, 2011. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the 2010, 2009 and 2008 fiscal years and for the nine months ended September 25, 2011 and September 26, 2010, give effect to the Transaction as if it had occurred on December 31, 2007.

The unaudited Pro Forma Condensed Consolidated Statements of Operations for the 2010, 2009 and 2008 fiscal years have been derived from the audited Consolidated Financial Statements of the Company included in its Annual Report on Form 10-K for the fiscal year ended December 26, 2010. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 25, 2011 and September 26, 2010, and the unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 25, 2011 have been derived from the unaudited Condensed Consolidated Financial Statements of the Company included in its Quarterly Report on Form 10-Q for the quarter ended September 25, 2011. The unaudited pro forma financial statement information is based upon available information and assumptions that the Company believes are reasonable.

The unaudited pro forma financial statement information has been provided for informational purposes only. The pro forma information is not necessarily indicative of what the Company’s financial position or results of operations actually would have been had the Transaction occurred as of the dates indicated. In addition, the unaudited pro forma financial statement information does not purport to project the future financial position or operating results of the Company. The unaudited pro forma financial statement information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report on 10-K for the fiscal year ended December 26, 2010 and its Quarterly Report on Form 10-Q for the quarter ended September 25, 2011, that have been filed with the Securities and Exchange Commission.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

($ in thousands, except share data)

	As of September 25, 2011
	Historical (1)	Pro forma adjustments		Pro forma

Assets
Current assets
Cash and cash equivalents	$93,685	$138,112	(2)	$231,797
Short-term investments	169,764	-		169,764
Restricted cash	28,628	-		28,628
Accounts receivable, net	250,921	(20,779	)(3)	230,142
Inventories:
Newsprint and magazine paper	14,956	(2,403	)(3)	12,553
Other inventory	4,060	(1,036	)(3)	3,024

Total inventories	19,016	(3,439)		15,577
Deferred income taxes	68,875	-		68,875
Other current assets	49,186	(1,849	)(3)	47,337

Total current assets	680,075	112,045		792,120
Other assets
Investments in joint ventures	85,206	-		85,206
Property, plant and equipment, net	1,099,734	(150,757	)(3)	948,977
Intangible assets acquired:
Goodwill, net	491,944	-		491,944
Other intangible assets acquired, net	22,239	(359	)(3)	21,880

Total intangible assets acquired	514,183	(359)		513,824
Deferred income taxes	273,946	26,111	(4)	300,057
Miscellaneous assets	181,817	(283	)(3)	181,534

Total assets	$2,834,961	$(13,243)		$2,821,718

Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$102,298	$(5,271	)(3)	$97,027
Accrued payroll and other related liabilities	104,494	(54	)(3)	104,440
Unexpired subscriptions	75,046	(11,642	)(3)	63,404
Accrued expenses and other	158,484	(12,152	)(3),(4),(5)	146,332

Total current liabilities	440,322	(29,119)		411,203
Other liabilities
Long-term debt and capital lease obligations	771,991	-		771,991
Pension benefits obligation	707,710	-		707,710
Postretirement benefits obligation	127,812	-		127,812
Other	194,444	(705	)(3)	193,739

Total other liabilities	1,801,957	(705)		1,801,252
Stockholders’ equity
Common stock of $.10 par value:
Class A – authorized 300,000,000 shares; issued 149,967,099 (including treasury shares 3,340,711)	14,997	-		14,997
Class B – convertible – authorized and issued shares: 818,885 (including treasury shares: none)	82	-		82
Additional paid-in capital	42,029	-		42,029
Retained earnings	1,027,680	26,484	(3),(6)	1,054,164
Common stock held in treasury, at cost	(119,534)	-		(119,534)
Accumulated other comprehensive loss, net of income taxes	(376,206)	(9,903	)(7)	(386,109)

Total New York Times Company stockholders’ equity	589,048	16,581		605,629

Noncontrolling interest	3,634	-		3,634

Total stockholders’ equity	592,682	16,581		609,263

Total liabilities and stockholders’ equity	$2,834,961	$(13,243)		$2,821,718

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

	For the Nine Months Ended September 25, 2011
	Historical (8)	Pro forma adjustments (9)	Pro forma

Revenues
Advertising	$862,954	$116,973	$745,981
Circulation	699,898	58,981	640,917
Other	117,589	14,542	103,047

Total revenues	1,680,441	190,496	1,489,945
Operating costs
Production costs:
Raw materials	118,040	16,943	101,097
Wages and benefits	373,127	47,644	325,483
Other	222,211	17,528	204,683

Total production costs	713,378	82,115	631,263
Selling, general and administrative costs	763,878	85,306	678,572
Depreciation and amortization	87,597	8,822	78,775

Total operating costs	1,564,853	176,243	1,388,610
Impairment of assets	161,318	152,093	9,225
Pension withdrawal expense	4,228	-	4,228

Operating (loss)/profit	(49,958)	(137,840)	87,882
Gain on sale of investments	71,171	-	71,171
Loss from joint ventures	(4,026)	-	(4,026)
Premium on debt redemption	46,381	-	46,381
Interest expense, net	69,782	-	69,782

(Loss)/income from continuing operations before income taxes	(98,976)	(137,840)	38,864
Income tax expense/(benefit)	153	(16,815)	16,968

(Loss)/income from continuing operations	(99,129)	(121,025)	21,896
Net loss attributable to the noncontrolling interest	515	-	515

Net (loss)/income attributable to The New York Times Company common stockholders	$(98,614)	$(121,025)	$22,411

Average number of common shares outstanding:
Basic	147,103		147,103

Diluted	147,103		152,424

Basic (loss)/earnings per share	$(0.67)		$0.15

Diluted (loss)/earnings per share	$(0.67)		$0.15

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

	For the Nine Months Ended September 26, 2010
	Historical	(8)	Pro forma adjustments	(9)	Pro forma

Revenues
Advertising	$914,518		$129,339		$785,179
Circulation	700,819		60,649		640,170
Other	116,450		14,192		102,258

Total revenues	1,731,787		204,180		1,527,607
Operating costs
Production costs:
Raw materials	114,962		17,197		97,765
Wages and benefits	376,204		49,896		326,308
Other	223,869		19,108		204,761

Total production costs	715,035		86,201		628,834
Selling, general and administrative costs	781,044		89,974		691,070
Depreciation and amortization	90,816		9,526		81,290

Total operating costs	1,586,895		185,701		1,401,194
Impairment of assets	16,148		-		16,148
Pension withdrawal expense	6,268		-		6,268

Operating profit	122,476		18,479		103,997
Gain on sale of investment	9,128		-		9,128
Income from joint ventures	22,271		-		22,271
Interest expense, net	61,825		-		61,825

Income from continuing operations before income taxes	92,050		18,479		73,571
Income tax expense	50,444		7,853		42,591

Income from continuing operations	41,606		10,626		30,980
Net income attributable to the noncontrolling interest	(1,054)		-		(1,054)

Net income attributable to The New York Times Company common stockholders	$40,552		$10,626		$29,926

Average number of common shares outstanding:
Basic	145,533				145,533

Diluted	153,092				153,092

Basic earnings per share	$0.28				$0.21

Diluted earnings per share	$0.26				$0.20

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

	Year Ended December 26, 2010
	Historical	(10)	Pro forma adjustments	(9)	Pro forma

Revenues
Advertising	$1,300,361		$177,056		$1,123,305
Circulation	931,493		80,416		851,077
Other	161,609		19,187		142,422

Total revenues	2,393,463		276,659		2,116,804
Operating costs
Production costs:
Raw materials	160,422		23,783		136,639
Wages and benefits	498,270		64,511		433,759
Other	303,086		25,830		277,256

Total production costs	961,778		114,124		847,654
Selling, general and administrative costs	1,054,199		122,575		931,624
Depreciation and amortization	120,950		12,655		108,295

Total operating costs	2,136,927		249,354		1,887,573
Impairment of assets	16,148		-		16,148
Pension withdrawal expense	6,268		-		6,268

Operating profit	234,120		27,305		206,815
Gain on sale of investment	9,128		-		9,128
Income from joint ventures	19,035		-		19,035
Interest expense, net	85,062		-		85,062

Income from continuing operations before income taxes	177,221		27,305		149,916
Income tax expense	68,516		10,783		57,733

Income from continuing operations	108,705		16,522		92,183
Net income attributable to the noncontrolling interest	(1,014)		-		(1,014)

Net income attributable to The New York Times Company common stockholders	$107,691		$16,522		$91,169

Average number of common shares outstanding:
Basic	145,636				145,636

Diluted	152,600				152,600

Basic earnings per share	$0.74				$0.63

Diluted earnings per share	$0.71				$0.60

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

	Year Ended December 27, 2009
	Historical	(10)	Pro forma adjustments	(9)	Pro forma

Revenues
Advertising	$1,336,291		$192,924		$1,143,367
Circulation	936,486		85,043		851,443
Other	167,662		18,956		148,706

Total revenues	2,440,439		296,923		2,143,516
Operating costs
Production costs:
Raw materials	166,387		25,126		141,261
Wages and benefits	524,782		70,873		453,909
Other	330,061		29,234		300,827

Total production costs	1,021,230		125,233		895,997
Selling, general and administrative costs	1,152,874		132,477		1,020,397
Depreciation and amortization	133,696		14,893		118,803

Total operating costs	2,307,800		272,603		2,035,197
Impairment of assets	4,179		-		4,179
Pension withdrawal expense	78,931		-		78,931
Net pension curtailment gain	53,965		-		53,965
Loss on leases and other	34,633		-		34,633
Gain on sale of assets	5,198		5,198		-

Operating profit	74,059		29,518		44,541
Income from joint ventures	20,667		-		20,667
Interest expense, net	81,701		-		81,701
Premium on debt redemption	9,250		-		9,250

Income/(loss) from continuing operations before income taxes	3,775		29,518		(25,743)
Income tax expense/(benefit)	2,206		13,122		(10,916)

Income/(loss) from continuing operations	1,569		16,396		(14,827)
Net income attributable to the noncontrolling interest	(10)		-		(10)

Net income/(loss) attributable to The New York Times Company common stockholders	$1,559		$16,396		$(14,837)

Average number of common shares outstanding:
Basic	144,188				144,188

Diluted	146,367				144,188

Basic earnings/(loss) per share	$0.01				$(0.10)

Diluted earnings/(loss) per share	$0.01				$(0.10)

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except share data)

Year Ended December 28, 2008
Historical	(10)	Pro forma adjustments	(9)	Pro forma

Revenues
Advertising	$1,771,033	$276,463	$1,494,570
Circulation	910,154	87,824	822,330
Other	258,577	19,978	238,599

Total revenues	2,939,764	384,265	2,555,499
Operating costs
Production costs:
Raw materials	250,843	37,521	213,322
Wages and benefits	620,573	89,935	530,638
Other	438,927	33,127	405,800

Total production costs	1,310,343	160,583	1,149,760
Selling, general and administrative costs	1,328,432	152,498	1,175,934
Depreciation and amortization	144,301	17,015	127,286

Total operating costs	2,783,076	330,096	2,452,980
Impairment of assets	197,879	-	197,879

Operating (loss)/profit	(41,191)	54,169	(95,360)
Income from joint ventures	17,062	-	17,062
Interest expense, net	47,790	-	47,790

(Loss)/income from continuing operations before income taxes	(71,919)	54,169	(126,088)
Income tax (benefit)/expense	(5,979)	20,629	(26,608)

(Loss)/income from continuing operations	(65,940)	33,540	(99,480)
Net income attributable to the noncontrolling interest	(501)	-	(501)

Net (loss)/income attributable to The New York Times Company common stockholders	$(66,441)	$33,540	$(99,981)

Average number of common shares outstanding:
Basic	143,777	143,777

Diluted	143,777	143,777

Basic loss per share	$(0.46)	$(0.70)

Diluted loss per share	$(0.46)	$(0.70)

See accompanying notes to unaudited pro forma condensed financial statements.

THE NEW YORK TIMES COMPANY

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

(1)	Represents balances as reported in the unaudited Condensed Consolidated Balance Sheet included in the Company’s quarterly report on Form 10-Q for the quarter ended September 25, 2011.

(2)	To record receipt of cash from the Purchaser of approximately $138 million. See note 6.

(3)	To eliminate assets, liabilities and retained earnings related to the Regional Media Group.

(4)	To record the income tax benefit of approximately $30 million resulting from the sale. The tax benefit in excess of the loss before income taxes is due to a tax deduction for goodwill.

(5)	To record estimated non-recurring sale and separation costs of approximately $2 million, related primarily to severance costs.

(6)	Represents the estimated gain on the sale to be recorded in the first quarter of 2012, computed as follows:

($ in thousands)
Purchase price	$143,000
Closing adjustments	(4,888)

Cash received	$138,112
Net assets sold	(156,390)
Curtailment gain	17,000
Sale and separation costs	(2,280)

Loss before income taxes	(3,558)
Income tax benefit	(30,042)

Estimated net gain	$26,484

(7)	Represents an estimated curtailment gain of approximately $10 million (net of taxes) associated with the Company’s retiree medical plan. The sale resulted in a significant reduction to the expected years of future service from current employees, resulting in the curtailment.

(8)	Represents results of operations as reported in the unaudited Condensed Consolidated Statements of Operations in the Company’s quarterly report on Form 10-Q for the quarter ended September 25, 2011.

(9)	Represents results of operations of the Regional Media Group. Tax effects have been determined based on the effective tax rates for the Regional Media Group in effect during the periods presented.

(10)	Represents results of operations as reported in the audited Consolidated Statements of Operations in the Company’s Annual Report on Form 10-K for the year ended December 26, 2010.